Exhibit 10.70
APPENDIX AS
TO
THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN
(relating to the acquisition of
Charter One Vendor Finance, LLC by National City Bank)
          This Appendix AS relates to the acquisition of Charter One Vendor Finance, LLC (“COVF”) by National City Bank. and is effective as of January 14, 2005 (the “Effective Date”).
          1. Covered Employees. Each former COVF Employee who otherwise satisfies the requirements of Section 1.1(14) of the Plan shall become a Covered Employee as of the later of the Effective Date or his actual date of hire.
          2. Service. Each former COVF Employee shall be credited with service under the Plan with respect to vesting and eligibility to participate in the Plan, and with respect to eligibility for benefits, from such COVF Employee’s date of hire with COVF. Notwithstanding the foregoing, no highly compensated employee (as such term is defined in section 414(q) of the Code) shall be credited with service pursuant to this paragraph 2 to the extent that such service would cause the Plan to fail to satisfy final Treasury Regulations issued under Section 401(a)(4) of the Code.

APPENDIX AT
TO
THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN
(relating to the to the merger of the
Provident Financial Group, Inc. Retirement Plan)
          This Appendix AT relates to the merger, effective as of April 1, 2005, of the Provident Financial Group, Inc. Retirement Plan into the Plan.
          1. Appendix AT Controlling. With respect to the matters covered herein, the provisions of this Appendix AT shall be controlling, notwithstanding any other provision of the Plan.
          2. Definitions. Unless specifically stated otherwise, terms used with initial capital letters in this Appendix AT shall have the same meaning as in the Plan. For purposes of this Appendix AT, the following terms shall have the following respective meanings:
     (a) Effective Date: The effective date, namely April 1, 2005, of the merger of the Provident Plan into the Plan.
     (b) Provident Plan: The Provident Financial Group, Inc. Retirement Plan, as amended through the Effective Date.
     (c) Provident Plan Participant: Each individual who was a participant in the Provident Plan on March 31, 2005.
     (d) Provident Trust. The trust held pursuant to the Trust Agreement for the Provident Plan.
          3. Merger of Assets and Liabilities. Upon the Effective Date the Provident Plan will be merged into this Plan.
          4. Participation in this Plan. Each person who was a participant in the Provident Plan immediately preceding the Effective Date shall become a Plan Participant as of the Effective Date (unless such person is already a Participant in the Plan), provided that such Participant must actually satisfy the eligibility requirements of Article II of the Plan and be a Covered Employee in order to have Before-Tax Contributions and Employer Contributions made on his behalf to the Trust under the Plan.
          5. Participant Accounting. As soon as practicable after the Effective Date but effective as of the Effective Date, the assets and liabilities attributable to each Provident Plan Participant shall be accounted for in accordance with the following rules:
     (a) Amounts held in a Participant’s accounts under the Provident Plan immediately preceding the Effective Date shall be credited to his Account under this Plan.

     (b) Sub-accounts shall be maintained for each Participant’s Plan Account to reflect amounts attributable to the separate accounts maintained for the Participant under the Provident Plan.
          6. Vesting. Amounts credited to a Participant’s Account as a result of this merger shall be 100% nonforfeitable.
          7. Beneficiary Designations. Any person or persons designated by a Provident Plan Participant as a beneficiary to receive any death benefit under the Provident Plan prior to the Effective Date shall, subject to applicable law, continue as the Participant’s Beneficiary under this Plan until the Participant designates a Death Beneficiary in accordance with the provisions of this Plan.
          8. Applicability of Plan Provisions. Except as otherwise specifically provided in this Appendix AT or in this Plan, the provisions of this Plan shall, effective as of the Effective Date, apply to the Provident Plan assets merged into this Plan and to the Provident Plan Participants, and supersede the provisions of the Provident Plan.
          9. Benefits. Nothing contained in this Appendix AT shall be applied, interpreted or have the effect of:
(a)	reducing any participant’s accrued benefit under this Plan or the Provident Plan, or

(b)	eliminating or reducing any early retirement benefit or retirement-type subsidy otherwise supplied by the Plan or the Provident Plan, or

(c)	eliminating (to the extent prohibited by applicable law) an optional form of benefit otherwise provided by the Plan or the Provident Plan, notwithstanding any other provision of the Plan as amended, or the Provident Plan, as amended. For purposes of this paragraph, the terms “accrued benefit”, “early retirement benefit”, “retirement-type subsidy” and “optional form of benefit” shall have the meaning given such terms in section 411 of the Code and Treasury Regulations issued thereunder.

APPENDIX AU
TO THE
THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN
(relating to the to the merger of the
National City Savings and Investment Plan No.2)
          This Appendix AU relates to the merger, effective as of September 16, 2005, of the National City Savings and Investment Plan No.2 into the Plan.
          1. Appendix AU Controlling. With respect to the matters covered herein, the provisions of this Appendix AU shall be controlling, notwithstanding any other provision of the Plan.
          2. Definitions. Unless specifically stated otherwise, terms used with initial capital letters in this Appendix AU shall have the same meaning as in the Plan. For purposes of this Appendix AU, the following terms shall have the following respective meanings:
     (a) Effective Date: The effective date, namely September 16, 2005, of the merger of SIP No.2 into the Plan.
     (b) SIP No.2: The National City Savings and Investment Plan No.2, as amended through the Effective Date.
     (c) SIP No.2 Participant: Each individual who was a participant in SIP No.2 on September 15, 2005.
     (d) SIP No.2 Trust. The trust held pursuant to the Trust Agreement for SIP No.2.
          3. Merger of Assets and Liabilities. Pursuant to the Instrument of Amendment and Merger of Plan Plans between National City Bank and National City Corporation, upon the Effective Date, SIP No.2 will be merged into this Plan.
          4. Participation in this Plan. Each person who was a participant in the SIP No.2 immediately preceding the Effective Date shall become a Plan Participant as of the Effective Date (unless such person is already a Participant in the Plan), provided that such Participant must actually be a Covered Employee in order to have Before-Tax Contributions and Employer Contributions made on his behalf to the Trust under the Plan.
          5. Participant Accounting. As soon as practicable after the Effective Date but effective as of the Effective Date, the assets and liabilities attributable to each SIP No.2 Participant shall be accounted for in accordance with the following rules:
     (a) Amounts held in a Participant’s accounts under SIP No.2 immediately preceding the Effective Date shall be credited to his Account under this Plan.

     (b) Sub-accounts shall be maintained for each Participant’s Account to reflect amounts attributable to the separate accounts maintained for the Participant under SIP No.2.
     (c) A Participant’s ESOP Sub-Account shall be established for each SIP No.2 Participant under this Plan and shall be subject to the provisions of this Plan applicable to ESOP Sub-Accounts.
          6. Vesting. Amounts credited to a Participant’s Account as a result of this merger shall be 100% nonforfeitable.
          7. Beneficiary Designations. Any person or persons designated by a SIP No.2 Participant as a beneficiary to receive any death benefit under the SIP No.2 prior to the Effective Date shall, subject to applicable law, continue as the Participant’s Beneficiary under this Plan until the Participant designates a Death Beneficiary in accordance with the provisions of this Plan.
          8. Applicability of Plan Provisions. Except as otherwise specifically provided in this Appendix AU or in this Plan, the provisions of this Plan shall, effective as of the Effective Date, apply to SIP No.2 assets merged into this Plan and to the SIP No.2 Participants, and supersede the provisions of SIP No.2.
          9. Benefits. Nothing contained in this Appendix AU shall be applied, interpreted or have the effect of:
(a)	reducing any participant’s accrued benefit under this Plan or SIP No.2, or

(b)	eliminating or reducing any early retirement benefit or retirement-type subsidy otherwise supplied by the Plan or SIP No.2, or

(d)	eliminating (to the extent prohibited by applicable law) an optional form of benefit otherwise provided by the Plan or SIP No.2, notwithstanding any other provision of the Plan as amended, or SIP No.2, as amended. For purposes of this paragraph, the terms “accrued benefit”, “early retirement benefit”, “retirement-type subsidy” and “optional form of benefit” shall have the meaning given such terms in section 411 of the Code and Treasury Regulations issued thereunder.

APPENDIX AV
TO THE
THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN
(relating to the to the merger of the
Allegiant Bancorp, Inc. 401(k) Profit Sharing Plan and Trust)
          This Appendix AV relates to the merger, effective as of October 3, 2005, of the Allegiant Bancorp, Inc. 401(k) Profit Sharing Plan and Trust into the Plan.
          1. Appendix AV Controlling. With respect to the matters covered herein, the provisions of this Appendix AV shall be controlling, notwithstanding any other provision of the Plan.
          2. Definitions. Unless specifically stated otherwise, terms used with initial capital letters in this Appendix AV shall have the same meaning as in the Plan. For purposes of this Appendix AV, the following terms shall have the following respective meanings:
     (a) Effective Date: The effective date, namely October 3, 2005, of the merger of the Allegiant Plan into the Plan.
     (b) Allegiant Plan: The Allegiant Bancorp, Inc. 401(k) Profit Sharing Plan and Trust, as amended through the Effective Date.
     (c) Allegiant Plan Participant: Each individual who was a participant in the Allegiant Plan on October 2, 2005.
     (d) Allegiant Trust. The trust held pursuant to the trust provisions of the Allegiant Plan.
          3. Merger of Assets and Liabilities. Upon the Effective Date the Allegiant Plan will be merged into this Plan.
          4. Participation in this Plan. Each person who was a participant in the Allegiant Plan immediately preceding the Effective Date shall become a Plan Participant as of the Effective Date (unless such person is already a Participant in the Plan), provided that such Participant must actually be a Covered Employee in order to have Before-Tax Contributions and Employer Contributions made on his behalf to the Trust under the Plan.
          5. Participant Accounting. As soon as practicable after the Effective Date but effective as of the Effective Date, the assets and liabilities attributable to each Allegiant Plan Participant shall be accounted for in accordance with the following rules:
     (a) Amounts held in a Participant’s accounts under the Allegiant Plan immediately preceding the Effective Date shall be credited to his Account under this Plan.

     (b) Sub-accounts shall be maintained for each Participant’s Account to reflect amounts attributable to the separate accounts maintained for the Participant under the Allegiant Plan.
          6. Vesting.
     (a) Subject to the provisions of sub-paragraph (b) below, amounts credited to a Participant’s Account as a result of this merger shall be 100% nonforfeitable.
     (b) Notwithstanding any provision of this Appendix AV, the Allegiant Plan or the Plan, the provisions of sub-paragraph (a) above shall not apply to a Participant who is not credited with one Hour of Service under the Plan on or after the Effective Date and the provisions of the Allegiant Plan shall continue to apply in determining the nonforfeitable percentage of such Participant’s accrued benefit derived from employer contributions under the Allegiant Plan. Any amount forfeited under this provision shall be allocated in accordance with Section 3.7 of the Plan. If a Participant described in sub-paragraph (b) is reemployed by the Controlled Group, the provisions of the Allegiant Plan shall apply to determine whether or not the forfeitable amount shall be restored to the Participant’s Account. The source of such restoration may be income or gain to this Plan, forfeitures or Employer contributions, as the Corporation in its discretion determines.
          7. Beneficiary Designations. Any person or persons designated by a Allegiant Plan Participant as a beneficiary to receive any death benefit under the Allegiant Plan prior to the Effective Date shall, subject to applicable law, continue as the Participant’s Beneficiary under this Plan until the Participant designates a Death Beneficiary in accordance with the provisions of this Plan.
          8. Applicability of Plan Provisions. Except as otherwise specifically provided in this Appendix AV or in this Plan, the provisions of this Plan shall, effective as of the Effective Date, apply to the Allegiant Plan assets merged into this Plan and to the Allegiant Plan Participants, and supersede the provisions of the Allegiant Plan.
          9. Benefits. Nothing contained in this Appendix AV shall be applied, interpreted or have the effect of:
(a)	reducing any participant’s accrued benefit under this Plan or the Allegiant Plan, or

(b)	eliminating or reducing any early retirement benefit or retirement-type subsidy otherwise supplied by the Plan or the Allegiant Plan, or

(e)	eliminating (to the extent prohibited by applicable law) an optional form of benefit otherwise provided by the Plan or the Allegiant Plan,

notwithstanding any other provision of the Plan as amended, or the Allegiant Plan, as amended. For purposes of this paragraph, the terms “accrued benefit”, “early retirement benefit”, “retirement-type subsidy” and “optional form of benefit” shall have the meaning given such terms in section 411 of the Code and Treasury Regulations issued thereunder.

APPENDIX AW
TO THE
THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN
(relating to the to the termination of the Wayne Bancorp, Inc. & Affiliates
Employee Stock Ownership Plan and the transfer of assets to the Plan in connection therewith)
          This Appendix AW relates to the transfer of assets from the terminating Wayne Bancorp, Inc. & Affiliates Employee Stock Ownership Plan into this Plan pursuant to Section 24.3(b) of the Wayne Bancorp, Inc. & Affiliates Employee Stock Ownership Plan.
          1. Appendix AW Controlling. With respect to the matters covered herein, the provisions of this Appendix AW shall be controlling, notwithstanding any other provision of the Plan.
          2. Definitions. Unless specifically stated otherwise, terms used with initial capital letters in this Appendix AW shall have the same meaning as in the Plan. For purposes of this Appendix AW, the following terms shall have the following respective meanings:
     (a) Transfer Date: The effective date, on or about December 21, 2005, of the transfer of assets from the Wayne ESOP into the Plan, pursuant to Section 24.3(b) of the Wayne ESOP.
     (b) Wayne ESOP: The Wayne Bancorp, Inc. & Affiliates Employee Stock Ownership Plan, as amended through its termination.
     (c) Transfer Account: An account established and maintained by the Trustee for each Wayne ESOP Participant who’s account under the Wayne ESOP is transferred to the Plan pursuant to Section 24.3(b) of Wayne ESOP.
     (d) Wayne ESOP Participant: Each individual who was a participant in the Wayne ESOP immediately prior to the Transfer Date.
     (e) Wayne ESOP Trust. The trust held pursuant to the trust provisions of the Wayne ESOP.
          3. Transfer of Assets and Liabilities. In accordance with Section 24.3(b) of the Wayne ESOP, upon the Transfer Date the applicable assets and liabilities of the Wayne ESOP will be transferred to this Plan.
          4. Participation in this Plan. Each person who was a participant in the Wayne ESOP immediately preceding the Transfer Date and who’s account under the Wayne ESOP is transferred to the Plan pursuant to Section 24.3(b) of the Wayne ESOP shall become a Plan Participant as of the Transfer Date (unless such person is already a Participant in the Plan), provided that such Participant must actually be a Covered Employee in order to have Before-Tax Contributions and Employer Contributions made on his or behalf to the Trust under the Plan.

          5. Participant Accounting. As soon as practicable after the Transfer Date but effective as of the Transfer Date, the assets and liabilities attributable to each Wayne ESOP Participant who’s benefit under the Wayne ESOP is transferred to the Plan pursuant to Section 24.3(b) of the Wayne ESOP shall be credited to his Transfer Account under this Plan.
          6. Vesting. Participant’s Transfer Account shall be 100% nonforfeitable.
          7. Applicability of Plan Provisions. Except as otherwise specifically provided in this Appendix AW or in this Plan, the provisions of this Plan shall, effective as of the Transfer Date, apply to the Wayne ESOP assets tranferred into this Plan and to the Wayne ESOP Participants, and supersede the provisions of the Wayne ESOP.
          8. Benefits. Nothing contained in this Appendix AV shall be applied, interpreted or have the effect of
(a)	reducing any participant’s accrued benefit under this Plan or the Wayne ESOP, or

(b)	eliminating or reducing any early retirement benefit or retirement-type subsidy otherwise supplied by the Plan or the Wayne ESOP Plan, or

(f)	eliminating (to the extent prohibited by applicable law) an optional form of benefit otherwise provided by the Plan or the Wayne ESOP, notwithstanding any other provision of the Plan as amended, or the Wayne ESOP, as amended. For purposes of this paragraph, the terms “accrued benefit”, “early retirement benefit”, “retirement-type subsidy” and “optional form of benefit” shall have the meaning given such terms in section 411 of the Code and Treasury Regulations issued thereunder.